SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 20, 2000
                                                          -------------



                             HOME PORT BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             0-17099                               04-3016821
             -------                               ----------
     (Commission File Number)         (I.R.S. Employer Identification Number)

          104 Pleasant Street
         Nantucket, Massachusetts                                  02554
      ------------------------------                              --------
  (Address of Principal Executive Offices)                       (Zip Code)


                                 (508) 228-0580
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

A. On July 20, 2000, Home Port Bancorp, Inc. ("HPBC"), a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Seacoast Financial Services Corporation ("Seacoast"), a Massachusetts corporation. A copy of the joint press release issued by HPBC and Seacoast on July 21, 2000 and the Merger Agreement are filed as exhibits hereto and are incorporated by reference herein.

         Under the terms of the Merger Agreement, Seacoast will acquire all of the outstanding shares of common stock of HPBC for a purchase price of $37.00 per share.

         As part of the Merger, HPBC and Seacoast have also entered into a Stock Option Agreement (the "Option Agreement") dated July 20, 2000 pursuant to which HPBC has granted an option (the "Option") to Seacoast to purchase up to 366,536 shares of HPBC common stock (19.9% of the outstanding HPBC common stock) under certain conditions, at a price of $37.00 per share. Seacoast conditioned its willingness to enter into the Merger Agreement on receipt of the Option. A copy of the Option Agreement is filed as an exhibit hereto and is incorporated by reference herein.

         The transaction, which is subject to customary closing conditions, has been approved by the Boards of Directors of both HPBC and Seacoast. It must also be approved by the stockholders of HPBC as well as by regulatory authorities.


B.       Exhibits

         1. Agreement and Plan of Merger, dated as of July 20, 2000, by and between Home Port Bancorp, Inc. and Seacoast Financial Services Corporation.

         2. Stock Option Agreement, dated as of July 20, 2000, by and between Home Port Bancorp, Inc. and Seacoast Financial Services Corporation.

         3. HPBC's press release dated July 21, 2000, related to the acquisition of Home Port Bancorp, Inc. by Seacoast Financial Services Corporation.

                             Home Port Bancorp, Inc.

                                   Signatures

         In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              Home Port Bancorp, Inc.
                                      ------------------------------------------
                                                    (Registrant)





Date:  August   10  , 2000        By: /s/ Karl L. Meyer.
              ------                 -------------------------------------------
                                     Karl L. Meyer, Chairman of the Board,
                                           President and Chief Executive Officer